                                                                   EXHIBIT 10.31

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of July 22, 2003 among UNITED STATES CAN COMPANY, a Delaware corporation (the "Company"), U.S. CAN CORPORATION, a Delaware corporation (the "Parent Guarantor"), and each of the Domestic Subsidiaries of the Company (individually a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors"; together with the Company and the Parent Guarantor, individually a "Pledgor" and collectively the "Pledgors") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, in its capacity as trustee and collateral agent (in such capacity, the "Collateral Agent") for the benefit of the Holders (described below).

                                    RECITALS

         WHEREAS, pursuant to that certain Indenture dated as of the date hereof (as amended, modified, extended, renewed, restated or replaced from time to time hereinafter, the "Indenture") among the Company, the Collateral Agent, and the Parent Guarantor, the Company has issued on the date hereof $125,000,000 10 7/8% Senior Secured Notes due 2010 (collectively, the "Notes");

         WHEREAS, the Subsidiary Guarantors (including all future Subsidiaries of the Company which become a party thereto by execution of a Guarantee Supplement (as defined in the Indenture)) have guaranteed the obligations of the Company under the Notes and the Indenture pursuant to the terms of that certain Subsidiary Guarantee dated as of the date hereof (as amended, modified, extended, renewed, restated or replaced from time to time hereinafter, the "Subsidiary Guarantee") and the Parent Guarantor has guaranteed the obligations of the Company under the Notes and the Indenture pursuant to the terms of that certain Parent Guarantee dated as of the date hereof (as amended, modified, extended, renewed, restated or replaced from time to time hereinafter, the "Parent Guarantee"; collectively, the Indenture, the Notes, the Subsidiary Guarantee and the Parent Guarantee, together with all documents and instruments executed in connection therewith, are referred to herein as the "Note Documents");

         WHEREAS, the obligations of the Company, the Parent Guarantor and the Subsidiary Guarantors under the Note Documents are to be secured pursuant to the terms of this Pledge Agreement by liens on and security interests in the Pledged Collateral;

         WHEREAS, pursuant to a Lien Intercreditor Agreement dated as of the date hereof (as amended, modified, extended, renewed, restated or replaced from time to time hereinafter, the "Intercreditor Agreement") among Bank of America, N.A., in its capacity as agent (in such capacity, the "Senior Agent") for the financial institutions party to the Credit Agreement, the Collateral Agent, the Company, the Parent Guarantor and the Subsidiary Guarantors, the liens on and security interests in the Pledged Collateral granted by the Company, the Parent Guarantor and the Subsidiary Guarantors pursuant hereto are junior to the liens on and security interests in the Pledged Collateral granted by the Company, the Parent Guarantor and the Subsidiary Guarantors to the Senior Agent; and

                                                                PLEDGE AGREEMENT

         WHEREAS, it is a condition precedent to the effectiveness of the Indenture and the obligations of the Holders to purchase the Notes that the Obligors shall have executed and delivered this Pledge Agreement to the Collateral Agent for the benefit of the Holders.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Indenture, and the following terms which are defined in the Uniform Commercial Code (the "UCC") in effect in the State of New York are used herein as so defined: Control, Entitlement Order, Investment Company Security, Proceeds, Products, Securities Account, Security Entitlement, Securities Intermediary and Security. Except as otherwise expressly provided, all definitions shall be equally applicable to the singular and plural forms of the terms defined.

         (b) In addition, the following terms shall have the following meanings:

         "First-Tier Foreign Subsidiary": any direct Foreign Subsidiary of a Pledgor.

         "Governmental Authority": any nation or government, any intergovernmental or supranational body, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

         "Paid in Full": the indefeasible payment in full in of all obligations of the Obligors under the Indenture and the Notes in accordance with Section 8.01(i) of the Indenture.

         "Secured Obligations": the collective reference to all of the obligations owing from the Company or any other Obligor to any Holder or the Collateral Agent in connection with the Note Documents, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all obligations and liabilities incurred in connection with collecting and enforcing the foregoing.

         "Security Agreement": that certain Security Agreement dated as of the date hereof among the Pledgors and the Collateral Agent, as the same may be amended, modified, extended, renewed, restated or replaced from time to time hereinafter.

         2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Pledgor Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Collateral Agent, for the benefit of the Holders, and grants to the Collateral Agent, for the benefit of the Holders, a continuing security interest in any and all right, title and interest of such Pledgor in

                                                                PLEDGE AGREEMENT
and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Pledged Collateral"):

                  (a) Pledged Capital Stock. 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock of each Domestic Subsidiary and, subject to Section 3 hereof, each First-Tier Foreign Subsidiary set forth on Schedule 2(a) attached hereto, together with the certificates (or other agreements or instruments), if any, representing such Capital Stock and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the Capital Stock described in Sections 2(b) and 2(c) below, the "Pledged Capital Stock"), including, but not limited to, the following (provided that any Capital Stock which would require the presentation of separate audited financial statements for such Subsidiary pursuant to rules and regulations promulgated by the Securities and Exchange Commission shall be excluded from the definition of "Pledged Collateral" hereunder until such time as such rules and regulations are repealed, superseded or no longer of any force or effect at which time the applicable Pledgor shall pledge such Capital Stock pursuant to the terms hereof):

                           (A) all shares, securities, membership interests or other equity interests representing a dividend on any of the Pledged Capital Stock, or representing a distribution or return of capital upon or in respect of the Pledged Capital Stock, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Capital Stock; and

                           (B) without affecting the obligations of the Pledgors under any provision prohibiting such action hereunder or under the Indenture, in the event of any consolidation or merger involving the issuer of any Pledged Capital Stock and in which such issuer is not the surviving entity, the Capital Stock of the successor entity formed by or resulting from such consolidation or merger.

                  (b) Additional Shares. 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock of any Person which hereafter becomes a Domestic Subsidiary or a First-Tier Foreign Subsidiary, together with the certificates (or other agreements or instruments), if any, representing such Capital Stock.

                  (c) Proceeds. All Proceeds and Products of the foregoing, however and whenever acquired and in whatever form.

         Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional Capital Stock to the Collateral Agent as collateral security for the Pledgor Obligations. Upon delivery to the Collateral Agent, such additional Capital Stock shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional Capital Stock.

                                                                PLEDGE AGREEMENT

                  3. Security for Pledgor Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the Secured Obligations owing from the Company or any other Pledgor to any Holder or the Collateral Agent, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all obligations and liabilities incurred in connection with collecting and enforcing the foregoing (collectively, the "Pledgor Obligations"); provided, however, in no event shall more than 65% of the Capital Stock of any First Tier Foreign Subsidiary of any Pledgor secure the Secured Obligations.

         4. Delivery of the Pledged Collateral; Perfection of Security Interest. Each Pledgor hereby agrees that:

                  (a) Delivery of Certificates. Each Pledgor shall deliver to the Collateral Agent or its agent or bailee (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Capital Stock of such Pledgor and
         (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Collateral Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Collateral Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto.

                  (b) Additional Securities. If such Pledgor shall receive by virtue of its being, becoming or having been the owner of any Pledged Collateral, any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or membership or equity interests, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then, subject to the percentage limitations set forth in Section 2(a) above, such Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Collateral Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Collateral Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 4(a), to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

                  (c) Financing Statements. Each Pledgor shall execute and deliver to the Collateral Agent such UCC or other applicable financing statements as may be reasonably requested by the Collateral Agent in order to perfect the security interest created hereby in the Pledged Collateral of such Pledgor.

                                                                PLEDGE AGREEMENT

                  (d) Provisions Relating to Securities Entitlements and Securities Accounts. With respect to any Pledged Collateral consisting of a Securities Entitlement or held in a Securities Account, (a) the applicable Pledgor and the applicable Securities Intermediary shall enter into an agreement with the Collateral Agent granting Control to the Collateral Agent over such Pledged Collateral, such agreement to be in form and substance satisfactory to the Collateral Agent and (b) the Collateral Agent shall be entitled, upon the occurrence and during the continuance of a Default or an Event of Default, to notify the applicable Securities Intermediary that it should follow the Entitlement Orders of the Collateral Agent and no longer follow the Entitlement Orders of the applicable Pledgor. Upon receipt by a Pledgor of notice from a Securities Intermediary of its intent to terminate the Securities Account of such Pledgor held by such Securities Intermediary, prior to the termination of such Securities Account the Pledged Collateral in such Securities Account shall be (i) transferred to a new Securities Account which is subject to a control agreement as provided above or (ii) transferred to an account held by the Collateral Agent (in which it will be held until a new Securities Account is established).

         5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Collateral Agent, for the benefit of the Holders, that so long as any of the Pledgor Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Note Documents) or any Note Document is in effect, and until all of Notes shall have been Paid in Full and the Indenture shall have been terminated (except as provided in Section 8.01(iii) of the Indenture):

                  (a) Authorization of Pledged Capital Stock. The Pledged Capital Stock is duly authorized and validly issued, is fully paid and, with respect any Pledged Capital Stock consisting of stock of a corporation, nonassessable and is not subject to the preemptive rights of any Person. All other shares of Capital Stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and, with respect any Pledged Capital Stock consisting of stock of a corporation, nonassessable and not subject to the preemptive rights of any Person.

                  (b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien or "adverse claim" (within the meaning of Section 8-102 of the UCC), other than Permitted Liens.

                  (c) Exercising of Rights. Neither the grant by the Obligors to the Collateral Agent of the rights and remedies hereunder nor the exercise by the Collateral Agent of its rights and remedies hereunder in a lawful manner will violate any law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property; provided, however, that no representation or warranty is made as to any authorization, approval or action by, or notice of filing with, any Governmental Authority applicable to the Collateral Agent or any Holder.

                                                                PLEDGE AGREEMENT

                  (d) Pledgor's Authority. No authorization, approval or action by, and no notice or filing with any Governmental Authority, the issuer of any Pledged Capital Stock or any third party is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement or
         (ii) for the exercise by the Collateral Agent on behalf of the Holders of its rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

                  (e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Holders, in the Pledged Collateral. Pursuant to the terms of the Intercreditor Agreement, the taking of possession by the Senior Agent of the certificates, if any, representing the Pledged Capital Stock and all other certificates and instruments constituting Pledged Collateral will perfect and establish the second priority of the Collateral Agent's security interest in the Pledged Capital Stock and such certificates and instruments and, upon the filing of UCC financing statements in the appropriate filing office in the location of each Pledgor's chief executive office, the Collateral Agent shall have a second priority perfected security interest, subject to Permitted Liens, in all uncertificated Pledged Capital Stock consisting of partnership or limited liability company interests that do not constitute a Security pursuant to Section 8-103(c) of the UCC. With respect to any Pledged Collateral consisting of a Securities Entitlement or held in a Securities Account, upon execution and delivery by the applicable Pledgor, the applicable Securities Intermediary and the Collateral Agent of an agreement granting Control to the Collateral Agent over such Pledged Collateral, the Collateral Agent shall have a second priority perfected security interest in such Pledged Collateral. Except as set forth in this Section, no action is necessary to perfect or otherwise protect such security interest.

                  (f) No Other Capital Stock. No Pledgor owns any Capital Stock of any Domestic Subsidiary or First-Tier Foreign Subsidiary other than as set forth on Schedule 2(a) attached hereto.

                  (g) Partnership and Limited Liability Company Interests. Except as previously disclosed to the Collateral Agent pursuant to
         Section 6(f), none of the Pledged Capital Stock consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a "Security" or a "Financial Asset" as such terms are defined in Article 8 of the UCC.

                                                                PLEDGE AGREEMENT

         6. Covenants. Each Pledgor hereby covenants, that so long as any of the Pledgor Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Note Documents) or any Note Document is in effect, and until all of Notes shall have been Paid in Full and the Indenture shall have been terminated (except as provided in Section 8.01(iii) of the Indenture), such Pledgor shall:

                  (a) Books and Records. At any time after the Credit Agreement is no longer in effect, mark its books and records (and shall cause the issuer of the Pledged Capital Stock of such Pledgor to mark its books and records) to reflect the security interest granted to the Collateral Agent, for the benefit of the Holders, pursuant to this Pledge Agreement.

                  (b) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Indenture and the other Note Documents.

                  (c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Collateral Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including, without limitation, the execution and filing of UCC financing statements and any and all action necessary to satisfy the Collateral Agent that the Collateral Agent has obtained a second priority perfected security interest in all Pledged Capital Stock); and
         (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor, including, without limitation and if requested by the Collateral Agent after the occurrence and during the continuance of an Event of Default, delivering to the Collateral Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

                  (d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Indenture.

                  (e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

                  (f) Issuance or Acquisition of Capital Stock. Not, without providing 30 days prior written notice to the Collateral Agent and without executing and delivering, or causing to be executed and delivered, to the Collateral Agent such agreements,

                                                                PLEDGE AGREEMENT
         documents and instruments as the Collateral Agent may require, issue or acquire any Capital Stock consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a "Security" or a "Financial Asset" as such terms are defined in Article 8 of the UCC.

         7. Performance of Obligations and Advances by Collateral Agent. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Collateral Agent may, at its sole option, perform or cause to be performed the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Pledgor Obligations and shall bear interest from the date said amounts are expended at 11 7/8 % per annum. No such performance of any covenant or agreement by the Collateral Agent on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement or the other Note Documents. The Collateral Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         8. Events of Default. The occurrence of an event which under the Indenture would constitute an Event of Default shall be an event of default hereunder (an "Event of Default").

         9.       Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent, on behalf of the Holders, shall have, in respect of the Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the Note Documents and any Holder or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

                  (b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Collateral Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Holder may in such event bid for the

                                                                PLEDGE AGREEMENT
         purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed postage prepaid to such Pledgor in accordance with the notice provisions of
         Section 12.02 of the Indenture at least 10 days before the time of such sale. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by reason of such prices or terms and that the Collateral Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Collateral Agent may, in such event, bid for the purchase of such Pledged Collateral.

                  (d) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may, after providing the notices required by Section 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Pledged Collateral in satisfaction of the Pledgor Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Pledgor Obligations for any reason.

                  (e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Holders are legally entitled, the Pledgors shall be jointly and severally liable for the

                                                                PLEDGE AGREEMENT
         deficiency, together with interest thereon at 11 7/8 % per annum and together with the costs of collection and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Pledgor Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         10.      Rights of the Collateral Agent.

                  (a) Power of Attorney. In addition to other powers of attorney contained herein, to the fullest extent permitted by applicable law, each Pledgor hereby designates and appoints the Collateral Agent, on behalf of the Holders, and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

                           (i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Collateral Agent may reasonably determine;

                           (ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof;

                           (iii) to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

                           (iv) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;

                           (v) to direct any parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

                           (vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

                           (vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

                           (viii) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Collateral

                                                                PLEDGE AGREEMENT

                  Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated herein;

                           (ix) to exchange any of the Pledged Collateral of such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Collateral Agent may determine;

                           (x) to vote for a shareholder, partner or member resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Capital Stock of such Pledgor into the name of the Collateral Agent or one or more of the Holders or into the name of any transferee to whom the Pledged Capital Stock of such Pledgor or any part thereof may be sold pursuant to Section 9 hereof; and

                           (xi) to do and perform all such other acts and things as the Collateral Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.

         This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Pledgor Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Note Documents) or any Note Document is in effect and (ii) until all of Notes shall have been Paid in Full and the Indenture shall have been terminated (except as provided in Section 8.01(iii) of the Indenture). The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Pledge Agreement and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Pledged Collateral.

                  (b) Assignment by the Collateral Agent. Subject to the terms of the Indenture, the Collateral Agent may from time to time assign the Pledgor Obligations or any portion thereof and/or the Pledged Collateral or any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Pledge Agreement in relation thereto.

                  (c) The Collateral Agent's Duty of Care. Other than the exercise of reasonable care to ensure the safe custody of the Pledged Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to

                                                                PLEDGE AGREEMENT
         preserve rights pertaining thereto, it being understood and agreed that each of the Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Collateral Agent shall be relieved of all responsibility for such Pledged Collateral upon surrendering it or tendering the surrender of it to such Pledgor. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for
         (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                  (d)      Voting Rights in Respect of the Pledged Collateral.

                           (i) So long as no Event of Default shall have occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Indenture; and

                           (ii)     Upon the occurrence and during the
                  continuance of an Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to subsection (i) of this Section shall cease and all such rights shall thereupon become vested in the Collateral Agent which shall then have the sole right to exercise such voting and other consensual rights.

                  (e) Dividend and Distribution Rights in Respect of the Pledged Collateral.

                           (i) So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove), distributions or interest paid in respect of the Pledged Collateral to the extent not prohibited under the Indenture.

                           (ii)     Upon the occurrence and during the
                  continuance of an Event of Default:

                                    (A)      all rights of a Pledgor to receive
                           the dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to subsection (i) of this Section shall cease and all such rights shall thereupon be vested in the Collateral Agent which shall then

                                                                PLEDGE AGREEMENT
                           have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

                                    (B)      all dividends, distributions and
                           interest payments which are received by a Pledgor contrary to the provisions of subsection (A) of this Section shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the exact form received, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

                  (f) Release of Pledged Collateral. The Collateral Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral in connection with a transaction permitted by the Indenture without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a second priority lien on all Pledged Collateral not expressly released or substituted.

                  (g) Provisions Concerning the Collateral Agent. The provisions of Section 10 of the Security Agreement shall apply to the Collateral Agent as if fully set forth herein.

         11. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Pledgor Obligations and any proceeds of any Pledged Collateral, when received by the Collateral Agent or any of the Holders in cash or its equivalent, subject to the Intercreditor Agreement, will be applied in reduction of the Pledgor Obligations in the order set forth in Section 6.10 of the Indenture, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds.

         12. Costs of Counsel. At all times hereafter, whether or not an Event of Default exists, the Pledgors agree to promptly pay upon demand any and all reasonable costs and expenses of the Collateral Agent or the Holders, (a) as required under Section 7.07 of the Indenture and (b) as necessary to protect the Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any Collateral. All of the foregoing costs and expenses shall constitute Pledgor Obligations hereunder.

         13.      Continuing Agreement.

                  (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Pledgor Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Note Documents) or any Note Document is in effect, and until all of Notes shall have been Paid in Full and the Indenture shall have been terminated (except as provided in Section 8.01(iii) of the Indenture). Upon such payment and termination, the Collateral Agent, on behalf of the Holders, shall, upon the request and at the expense of the Pledgors, forthwith release all of their Liens and security interests hereunder and shall

                                                                PLEDGE AGREEMENT
         execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

                  (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Pledgor Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Holder as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Pledgor Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Collateral Agent or any Holder in defending and enforcing such reinstatement shall be deemed to be included as a part of the Pledgor Obligations.

         14. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 2.2 of the Intercreditor Agreement and Article 9 of the Indenture.

         15. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Holders hereunder, to the benefit of the Collateral Agent and the Holders and their successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder except as permitted by the Indenture. To the fullest extent permitted by law, each Pledgor hereby releases the Collateral Agent and each Holder, and its successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Collateral Agent, or such Holder, or its officers, employees or agents.

         16. Notices. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with Section 12.02 of the Indenture.

         17. Counterparts; Telecopy. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart by facsimile shall be as effective as an original executed counterpart and shall be deemed a representation that an original executed counterpart will be delivered.

         18. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Pledge Agreement.

                                                                PLEDGE AGREEMENT

         19.      Governing Law; Submission to Jurisdiction; Venue.

                  (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Pledge Agreement may be brought in the courts of the State of New York, or of the United States for the Southern District of New York, and, by execution and delivery of this Pledge Agreement, each Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 12.02 of the Indenture, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Pledgor in any other jurisdiction.

                  (b) Each Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection
         (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         20. Waiver of Jury Trial; Waiver of Consequential Damages. EACH OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY. Each Pledgor agrees not to assert any claim against the Agents, any Holder, any of their Affiliates, or any of their respective directors, officers, employees, attorneys or agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein.

         21. Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         22. Entirety. This Pledge Agreement together with the other Note Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Note Documents or the transactions contemplated herein and therein.

                                                                PLEDGE AGREEMENT

         23. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement and the other Note Documents and the issuance of the Notes.

         24. Other Security. To the extent that any of the Pledgor Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent, on behalf of the Holders, shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Collateral Agent and the Holders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent, on behalf of the Holders, shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent's and the Holders' rights or the Pledgor Obligations under this Pledge Agreement, under any other of the Note Documents.

         25. Priority of Liens. The relative priority of the security interests with respect to certain of the Pledged Collateral is governed by the terms of the Intercreditor Agreement. This Pledge Agreement and the Liens granted herein will be junior in priority to the First Priority Liens (as defined in the Intercreditor Agreement) in the manner and to the extent set forth in the Intercreditor Agreement. This Pledge Agreement shall automatically be amended and the Collateral covered hereunder (or portion thereof) automatically released upon the terms and conditions set forth in Section 2.2 of the Intercreditor Agreement. To the extent of any inconsistency between the terms of the Intercreditor Agreement and this Pledge Agreement, the terms of the Intercreditor Agreement shall govern.

         26. Delivery to Senior Agent. Notwithstanding any other provision of this Pledge Agreement, during the term of the Credit Agreement, in the event any requirement hereunder of an Obligor to deliver or cause to be delivered any agreement, instrument, Pledged Collateral or other document to the Collateral Agent is also a requirement of such Obligor under the terms of the Credit Agreement, such requirement hereunder shall be deemed to be satisfied upon the delivery of such agreement, instrument, Pledged Collateral or other document to the Senior Agent pursuant to the terms of the Credit Agreement.

                                                                PLEDGE AGREEMENT

         Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGORS:

                                            UNITED STATES CAN COMPANY,
                                            a Delaware corporation

                                            By: /s/ Sandra K. Vollman
                                            Name: Sandra K. Vollman
                                            Title: Sr. VP and CFO

                                            U.S. CAN CORPORATION,
                                            a Delaware corporation

                                            By: /s/ Sandra K. Vollman
                                            Name: Sandra K. Vollman
                                            Title: Sr. VP and CFO

                                            USC MAY VERPACKUNGEN HOLDING, INC.,
                                            a Delaware corporation

                                            By: /s/ Sandra K. Vollman
                                            Name: Sandra K. Vollman
                                            Title: Sr. VP and CFO

                                                                PLEDGE AGREEMENT

         Accepted and agreed to as of the date first above written.

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION,
                                            as Collateral Agent

                                            By:    /s/ Jane Y. Schweiger
                                            Name:  Jane Y. Schweiger
                                            Title: Vice President

                                                                PLEDGE AGREEMENT

                                  Schedule 2(a)

                                       to

                                Pledge Agreement

                      dated as of July 22, 2003 in favor of

                Wells Fargo Bank Minnesota, National Association,

                               as Collateral Agent

                              PLEDGED CAPITAL STOCK

PLEDGOR:  U.S. CAN CORPORATION

          Name of                       Number of            Certificate          Percentage       Percentage
   Domestic Subsidiary                    Shares                Number            Ownership         Pledged
   -------------------                    ------                ------            ---------         -------
United States Can Company                  1000                   7                  100%             100%

PLEDGOR:  UNITED STATES CAN COMPANY

              Name of                   Number of            Certificate          Percentage       Percentage
       Domestic Subsidiary                Shares                Number            Ownership         Pledged
       -------------------                ------                ------            ---------         -------
USC May Verpackungen                       100                    1                  100%             100%
Holding Inc.

      Name of                           Number of            Certificate          Percentage         Percentage
Foreign Subsidiary                        Shares                Number            Ownership           Pledged
------------------                        ------                ------            ---------           -------
U.S.C. Europe N.V.                         3900                   2                  100%           100% (subject to
                                           2100                   3                                 limitations in
                                              1                   4                                 Section 3)
                                              1                   5

PLEDGOR:  USC MAY VERPACKUNGEN HOLDING INC.

       Name of                        Number of            Certificate          Percentage           Percentage
  Foreign Subsidiary                    Shares                Number            Ownership             Pledged
  ------------------                    ------                ------            ---------             -------
May Verpackungen GmbH &                   N/A                   N/A                100%            100% (subject to
Co., KG                                                                                              limitations in
                                                                                                     Section 3)

                                  Exhibit 4(a)

                                       to

                                Pledge Agreement

                      dated as of July 22, 2003 in favor of

                Wells Fargo Bank Minnesota, National Association,

                               as Collateral Agent

                             Irrevocable Stock Power

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of capital stock of _____________________, a ____________ corporation:

         No. of Shares                                 Certificate No.

and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

                                            ______________,
                                            a ______________ corporation

                                            By:_________________________________
                                            Name:_______________________________
                                            Title: _____________________________